UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/02/2010

VeriFone Systems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32465

Delaware	04-3692546
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

VeriFone Systems, Inc. (the "Company") plans to attend and present at the following conferences:

- Mr. Robert Dykes, Senior Vice President and Chief Financial Officer of the Company, will be speaking at the SunTrust Business and Government Services Unconference on November 4, 2010 in New York City.

- Mr. Douglas G. Bergeron, Chief Executive Officer of the Company, will be presenting at the J.P. Morgan Ultimate Services Investor Conference on November 9, 2010 at the J.P. Morgan Conference Center in New York City.

- Mr. Robert Dykes will be attending and presenting at the Barclays Capital Global Technology Conference on December 9, 2010 in San Francisco.

A live audio webcast of the above presentation, if available, will be accessible through the Company's website at http://ir.verifone.com.

The information in this Form 8-K provided under Item 7.01 is furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriFone Systems, Inc.

Date: November 02, 2010	By:	/s/ Albert Liu
Albert Liu
Senior Vice President & General Counsel